Wells Fargo Advisors October 19, 2011 Exhibit 99.1

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance.  A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at
www.cmsenergy.com.

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the
Securities Act of 1933, as amended, and relevant legal decisions.  The forward-looking statements are subject to risks and uncertainties.  They should be read in conjunction with
“FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs.  CMS Energy’s and Consumers Energy’s “FORWARD-
LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements.
CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.
Reported earnings could vary because of several factors, such as legacy issues associated with prior asset sales.  Because of those uncertainties, the company is not providing reported earnings guidance.

CMS Energy
Corporation
Consumers Energy
(Michigan Utility)
Consumers Energy
(Michigan Utility)
YE 2010 financial  data
CMS Energy ranks #360 on Fortune 500 list (2011).
CMS Enterprises
Revenue – $0.2 billion
Gas
Revenue – $2.4 billion
Customer Base – 1.7 million
Electric
Revenue – $3.8 billion
Customer Base – 1.8 million

•
•
Fourth largest
Fourth largest
combination Utility in the
combination Utility in the
United States
United States
•
•
1.8 million electric and 1.7
1.8 million electric and 1.7
million gas customers
million gas customers
•
•
Top renewable energy
Top renewable energy
provider in Michigan
provider in Michigan
•
•
One of largest investors
One of largest investors
and employers in
and employers in
Michigan
Michigan
•
•
Celebrating 125
Celebrating 125
th
anniversary
anniversary
Overview
Overview
Territory
Territory

D E Karn D E Karn
J C Weadock J C Weadock
Mio Mio
Alcona Alcona
Cooke Cooke
Foote Foote
Loud Loud
5 Channels 5 Channels
Tippy Tippy
Rogers Rogers
Webber Webber
Electric Electric
Gas Gas
Combination Combination
Zeeland Zeeland
J R Whiting J R Whiting
Cross Winds
Energy Park
. . . .  is significant contributor to Michigan economy.
Ludington Ludington
Pumped Pumped
Storage Storage
B C Cobb B C Cobb
J H Campbell J H Campbell
Allegan Allegan
Hodenpyl Hodenpyl
Hardy Hardy
Croton Croton
Lake Winds
Energy Park

•
•
Attractive dividend yield of 4.2%
Attractive dividend yield of 4.2%
a a
•
•
58% payout ratio growing to peer average over time
58% payout ratio growing to peer average over time
•
•
5% to 7% estimated long-term EPS growth rate
5% to 7% estimated long-term EPS growth rate
•
•
Driven
Driven
by
by
$6.5
$6.5
billion
billion
investment
investment
in
in
regulated
regulated
Utility
Utility
over
over
next
next
five
five
years
years
•
•
No need for equity next five years
No need for equity next five years
•
•
Constructive regulatory environment supports Utility
Constructive regulatory environment supports Utility
investment in Michigan
investment in Michigan
•
•
Over 95% of business is regulated by the Michigan Public Service
Over 95% of business is regulated by the Michigan Public Service
Commission
Commission

_ _ _ _ _
a
Based on closing stock price of $19.79 on September 30, 2011
. . . . represents good total return opportunity.

Financial
• Use Net Operating
Losses to Eliminate
Need for Equity
• Grow Operating
Cash Flow and
EPS 5% - 7%
Business
• Invest in Utility
• Create jobs
• Enhance customer value
• Constructive regulation
supports cost recovery
• Customer Base Rate
Increases <2%
Consistent Consistent
financial      financial
performance performance
Utility Utility
investment investment
Fair and timely regulation Fair and timely regulation
Customer Customer
value value
Safe, excellent operations Safe, excellent operations
. . . . predictable and sustainable.

6 . . . . “needed” (vs “wanted”) -- grows rate base 5% to 7%. Distribution New Customers Generation Renewables Smart Grid Reliability Environmental

Total Sales
Total Sales
. . . . near pre-recession levels, conservative outlook.
Industrial Sales
Industrial Sales

38,379
38,107
37,339
36,229
36,839
37,558
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
GMhs
12,196
11,952
11,482
10,814
11,889
12,414
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
2006 2007 2008 2009 2010 2011
Forecast
GWhs

Growth Renewable energy Energy optimization Speed File and implement Forward test year Risk mitigation Customer choice cap (10%) Decoupling 8 . . . . enables timely rate recovery and mitigates risks.

Regulatory environment – comparison by state
Tier 1 Tier 2 Tier 3 Tier 4 Tier 5
Delaware
Florida
Hawaii
Kansas
Louisiana
Massachusetts
Missouri Arizona
Nevada Arkansas
Alabama New Jersey District of Columbia
California New York Illinois
Georgia Ohio Maine
Idaho
Indiana Oregon Michigan (2008) Connecticut
Colorado
Michigan  (2009) South Carolina Mississippi Maryland
Iowa
North Dakota Texas Pennsylvania Montana
Kentucky
Oklahoma Utah South Dakota New Hampshire
Minnesota
Tennessee Washington Vermont New Mexico
Wyoming
Virginia Wisconsin West Virginia Rhode Island
Source:  Barclays Capital,  2-7-11
. . . . compares favorably.

8% CAGR
Annual dividend/share
Payout
25%
30%
40%
84¢
$1.20
$1.25
$1.26
$1.35
5%-7% Growth
58%
68%
Dividend
Increase
$0.81
0.90
0.96
1.08
0.84
$1.36
$0.80
0.85
0.90
1.00
0.80
20¢
50¢
2003 2004 2005 2006 2007 2008 2009 2010 2011 Future
36¢
$1.21
b
Actual
a
Guidance
_ _ _ _ _
a
Adjusted EPS (non-GAAP) excluding MTM in 2004-2006
b
$1.25 excluding discontinued Exeter operations and accounting changes related to Convertible debt and restricted stock
. . . . results from “needed” investments.

2003 2004 2005 2006 2007 2008 2009 2010 2011
CMS
110%
UTY
75%
S&P 500
29%
_ _ _ _ _
a
Historical performance is no prediction of future results
-100%
-50%
0%
50%
100%
150%
Annual Growth
1 Year 3 Years 5 Years
CMS 10% 17% 7%
S&P 500 (1) (1) (3)
UTY 7 1 0
. . . . has outperformed past eight years.

•
Dividend yield (4%) and EPS growth (5% - 7%)
provide attractive total return
•
“Needed” Utility investment provides transparent,
long-term earnings growth
•
Constructive regulatory environment and good
energy law support Utility investment in Michigan

. . . . predictable and repeatable.

GAAP Reconciliation GAAP Reconciliation

CMS ENERGY CORPORATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008		2009	2010
Reported earnings (loss) per share — GAAP	$(0.30)	$0.64	$(0.44)	$(0.41)	$(1.02)	$1.20		$0.91	$1.28
After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05		0.33	0.03
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)		0.09	(0.03)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)		0.01	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*	)	(0.08)	0.08
Asset impairment charges, net	—	—	1.82	0.76	0.60	—		—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—		—	—
Adjusted earnings per share, including MTM — non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21	(a)	$1.26	$1.36
Mark-to-market impacts		0.03	(0.43)	0.51
Adjusted earnings per share, excluding MTM — non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA		NA	NA

*	Less than $500 thousand or $0.01 per share.

(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-10 EPS